UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

DigitalGlobe, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 22, 2017

DIGITALGLOBE, INC.

DigitalGlobe

DIGITALGLOBE, INC.
1300 W. 120TH AVENUE
WESTMINSTER, CO 80234

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 24, 2017
Date: June 22, 2017 **Time:** 9:00 AM MDT
Location: DigitalGlobe's Corporate Headquarters
1300 W. 120th Avenue
Westminster, CO 80234

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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0000336011_1 R1.0.1.15

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the SWRFNholder Meeting to Be Held on June 22, 2017 DIGITALGLOBE, INC. Date: June 22, 2017 Time: 9:00 AM MDT 1300 W. 120th Avenue You are receiving this communication because you shares in the above named company. This is not a ballot. You cannot use this notice to hold vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 234567 ANY CITY, ON A1A 1A1 1234567 1234567 Envelope # # of # Sequence # 1 12 15 OF 2 0000336011_1 R1.0.1.15 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. DIGITALGLOBE, INC. 1300 W. 120TH AVENUE WESTMINSTER, CO 80234 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET1234567 1234567 1234567 Meeting Information Meeting Type: Annual Meeting For holders as of: April 24, 2017 Location: DigitalGlobe's Corporate Headquarters Westminster, CO 80234 B A R C O D E

Before You Vote How to Access the Proxy Materials J Have the information that is printed in the box marked by the arrow (located on the J by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods J marked by the arrow available and follow the instructions. Only 0000336011_2 R1.0.1.15 Vote In Person: Many sWRFNholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these VKDUHV. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Proxy Materials Available to VIEW or RECEIVE: 1. 2016 Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 08, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election nominees of three Class II director to serve for a three-year term expiring at our 2020 Annual Meeting of Shareowners. Nominees 1A Howell M. Estes, III 1B Kimberly Till 1C Eddy Zervigon The Board of Directors recommends you vote FOR proposals 2 and 3. Approval, on an advisory basis, of the compensation of our named executive officers. 2. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Advisory vote on the frequency on holding an advisory vote on executive compensation. NOTE: At their discretion, the proxies are authorized to vote upon such other business as the meeting or any adjournment or postponement thereof. may properly come before xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000336011_3 R1.0.1.15 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # Voting items B A R C O D E